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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2001

                         Commission file number: 1-14267

                             REPUBLIC SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                               65-0716904
         (State of Incorporation)           (I.R.S. Employer Identification No.)


         Republic Services, Inc.                          33301
     110 S.E. 6th Street, 28th Floor                    (Zip Code)
        Fort Lauderdale, Florida
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 769-2400



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ITEM 5. OTHER EVENTS


On August 9, 2001, Republic Services, Inc. issued a press release to announce that it had sold $450 million of public debt in a registered offering. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference. The transaction closed on August 15, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits relate to the Registrant's Registration Statements on Form S-3 (Registration No. 333-58058 and 333-67196) and to the issuance of $450,000,000 in aggregate principal amount of 6-3/4% Senior Notes due 2011:

              Exhibit No.          Description
              -----------          -----------

                 1.1 Purchase Agreement dated August 9, 2001, among Republic Services, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and each of the Underwriters named in Schedule A to the Purchase Agreement.

                 4.1 Indenture, dated as of August 15, 2001, between Republic Services, Inc. and The Bank of New York, as trustee.

                 4.2 First Supplemental Indenture, dated as of August 15, 2001, between Republic Services, Inc. and the Bank of New York, as trustee.

                 4.3 6-3/4% Senior Note due 2011, in the principal amount of $400,000,000, of Republic Services, Inc.

                 4.4 6-3/4% Senior Note due 2011, in the principal amount of $50,000,000, of Republic Services, Inc.

                 5.1              Opinion of Akerman, Senterfitt & Eidson, P.A.
                                  relating to $450,000,000 in Senior Notes registered on Registration Statement on Form S-3 (Registration No. 333-58058), filed with the Commission on March 30, 2001.

                 5.2 Opinion of Fried, Frank, Harris, Shriver & Jackson relating to $400,000,000 in Senior Notes registered on Registration Statement on Form S-3 (Registration No. 333-58058), filed with the Commission on March 30, 2001.

                 5.3 Opinion of Fried, Frank, Harris, Shriver & Jackson relating to $50,000,000 in Senior Notes registered on Registration Statement on Form S-3 (Registration No. 333-67196), filed with the Commission on August 13, 2001.

                 99.1 Press Release of Republic Services, Inc. dated August 10, 2001 to announce the sale of $450 million of public debt.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2001                        REPUBLIC SERVICES, INC.



                                       By: /s/ Charles F. Serianni
                                           -------------------------------------
                                           Charles F. Serianni
                                           Chief Accounting Officer
                                           (Principal Accounting Officer)









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